Exhibit 10.39

[Executive]

CHANGE OF CONTROL WAIVER AGREEMENT

This Agreement (“Agreement”) is hereby entered into effective as of February 7, 2018 by and between ___________ (the “Executive”), NuStar Services Company LLC, a Delaware limited liability company (the “Employer”), NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), NuStar GP, LLC, a Delaware limited liability company (“NuStar GP”), and NuStar GP Holdings, LLC, a Delaware limited liability company (“NSH”) (collectively, the Employer, the Partnership, NuStar GP and NSH and their respective affiliates referred to herein as “NuStar”).

RECITALS

WHEREAS, the Executive, the Employer and the Partnership previously entered into the Amended and Restated Change of Control Severance Agreement dated as of ____________ (the “CIC Agreement”) which provides the Executive with certain payments and benefits in the event that the Executive’s employment with the Employer is terminated for certain reasons during a specified period of time following a “Change of Control” (as defined in the CIC Agreement);

WHEREAS, pursuant to the NuStar GP Holdings, LLC Long-Term Incentive Plan (the “NSH LTIP”) and the NuStar GP, LLC Fifth Amended and Restated 2000 Long-Term Incentive Plan (the “Partnership LTIP”), the Executive was granted, respectively, certain awards of phantom units representing member interests in NSH (the “NSH Phantom Units”), certain awards of performance units representing common units of the Partnership (the “Partnership Performance Units”), and certain awards of phantom units representing common units of the Partnership (the “Partnership Phantom Units”), in each case, which are subject to certain vesting conditions and represented by the awards described on Exhibit A hereto (collectively, the “Awards”);

WHEREAS, under the terms of the NSH LTIP, the Partnership LTIP and the Awards, in the event of a “Change of Control” (as defined in the NSH LTIP and the Partnership LTIP), all outstanding NSH Phantom Units granted under the NSH LTIP, all outstanding Partnership Performance Units granted under the Partnership LTIP, and all outstanding Partnership Phantom Units granted under the Partnership LTIP generally become fully vested on the date thereof;

WHEREAS, contemporaneously herewith, the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (“Riverwalk”), NuStar GP, Marshall Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Partnership (“Merger Sub”), NSH and Riverwalk Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of NSH, are entering into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into NSH, with NSH being the surviving entity, such that following the transactions contemplated by the Merger Agreement, the Partnership will be the sole member of such surviving entity and such surviving entity will be the sole member of NuStar GP;

WHEREAS, in connection with the transactions contemplated by the Merger Agreement (the “Merger”), the NSH LTIP and the Partnership LTIP have been amended (the “Amendments”) in accordance with the terms thereof, to provide that the Merger is not a “Change of Control” (as defined in the NSH LTIP and the Partnership LTIP);

WHEREAS, in connection with the Merger, a “Change of Control” (as defined in the CIC Agreement) and/or a “Change of Control” (as defined in the NSH LTIP and the Partnership LTIP prior to the Amendments) could or could be deemed to occur and the Executive may be (or, in the case of the NSH LTIP or the Partnership LTIP, would have been if the Amendments had not been adopted) entitled to the payments and benefits provided under the CIC Agreement, the NSH LTIP, the Partnership LTIP and the Awards upon and in connection with the consummation of the Merger, including but not limited to post-termination payments and benefits if the Executive’s employment is terminated for certain reasons during a specified period following the consummation of the Merger and the immediate vesting of all of the outstanding NSH Phantom Units and all of the outstanding Partnership Phantom Units held by the Executive as of the date of such Merger and the immediate vesting at 200% of all outstanding Partnership Performance Units held by the Executive as of the date of such Merger (collectively, the “Change of Control Benefits”); and

WHEREAS, the parties did not intend for any Change of Control Benefits to be payable upon or in connection with a business combination like the Merger.

WAIVER AND CONSENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Notwithstanding the terms of the CIC Agreement, the NSH LTIP, the Partnership LTIP or the Awards, the parties agree that the Merger shall not constitute or be deemed to constitute a “Change of Control” (as defined in the CIC Agreement, the NSH LTIP or the Partnership LTIP) and the Amendments were validly adopted.

2.    The Executive agrees and acknowledges that the Executive shall not receive any of the Change of Control Benefits that may otherwise have been payable to or provided to the Executive upon or in connection with the consummation of the Merger. The Executive irrevocably waives any and all Change of Control Benefits that may otherwise have been payable to or provided to the Executive upon the consummation of the Merger and the Executive’s right to receive any of Change of Control Benefits in the future with respect to or arising out of the Merger.

3.    The Executive agrees that Executive’s waiver of the Change of Control Benefits under the terms of this Agreement shall not constitute a breach by NuStar of any provision of the CIC Agreement and shall not give the Executive the right to terminate Executive’s employment due to Good Reason (as defined in the CIC Agreement).

4.    Except as expressly provided herein, all other terms and conditions of the CIC Agreement, the NSH LTIP, the Partnership LTIP and the Awards shall remain in full force and effect; provided, however, that the CIC Agreement, the NSH LTIP, the Partnership LTIP and/or the Awards may be amended pursuant to their terms to reflect the terms of this Agreement and/or the occurrence of the Merger. For the avoidance of doubt, nothing in this Agreement shall affect the Executive’s right to any payments or benefits provided under the terms of the CIC Agreement, the NSH LTIP, the Partnership LTIP or the Awards with respect to any transaction occurring after the Merger that constitutes or could be deemed to constitute a “Change of Control” as defined therein.

5.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law. The Executive hereby (i) irrevocably consents to the exclusive jurisdiction of any court located in the State of Delaware in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, (ii) agrees that process may be served upon the Executive in any manner authorized by the laws of the Delaware, and (iii) irrevocably waives, and covenants not to assert or plead, any objection which the Executive might otherwise have to such jurisdiction and such process.

6.    Executive acknowledges and agrees that this Agreement will be binding upon and inure to the benefit of (i) the heirs, executors and legal representatives of the undersigned Executive upon the undersigned Executive’s death and (ii) any successor of NuStar and its subsidiaries or affiliates. Any such successor will be deemed substituted for NuStar under the terms of this Agreement for purposes of enforcing the rights hereunder of NuStar.

7.    In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate concurrently therewith. In the event the Merger does not occur or fails to become effective, this Agreement shall be without force or effect.

8.    The Executive certifies, acknowledges and agrees that the Executive has read and completely understands this Agreement and that the Executive is signing freely and voluntarily, without duress, coercion or undue influence.

9.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

[Signature Page Follows; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

__________________________________
Executive

NuStar Services Company LLC
By:
Name:
Title:

NuStar Energy L.P.
By: Riverwalk Logistics, L.P., its general partner
By: NuStar GP, LLC, its general partner
By:
Name:
Title:

NuStar GP Holdings, LLC
By:
Name:
Title:

NuStar GP, LLC
By:
Name:
Title:

Exhibit A

[List of outstanding Awards granted to the Executive]